ING Life Insurance and Annuity Company

and its

Variable Annuity Account B

GROUP VARIABLE ANNUITY CONTRACTS FOR

EMPLOYER-SPONSORED DEFERRED COMPENSATION PLANS

Supplement dated September 21, 2010, to the Contract Prospectus and Contract Prospectus Summary each dated April 30, 2010, as amended.

The following information updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current Contract Prospectus and Contract Prospectus Summary for future reference.

1.    ING Funds Distributor, LLC. Effective July 30, 2010, ING Funds Distributor, LLC changed its name to ING Investments Distributor, LLC. Accordingly, all references to ING Funds Distributor, LLC in the Contact Prospectus and Contract Prospectus Summary are hereby deleted and replaced with ING Investments Distributor, LLC.

2.    The Guaranteed Accumulation Account. The following is added to the end of the first paragraph of the “Interest Rates” section in Appendix I – Guaranteed Accumulation Account in the Contract Prospectus and to the end of the first paragraph of the “Interest Rates” section in Appendix IV – Guaranteed Accumulation Account in the Contract Prospectus Summary:

Not all contracts provide for minimum interest rates for the GAA. Apart from meeting the contractual minimum interest rates (if any), we can in no way guarantee any aspect of future offerings.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC), One Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial Advisers, LLC has selling agreements.

X.75996-10B                                              1 of 1                                        September 2010